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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 1999

                            LUFKIN INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

            Texas                           0-2612               75-0404410
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              601 South Raguet
                            Lufkin, Texas 75901
           (Address of principal executive offices and zip code)

                               (409) 634-2211
            (Registrant's telephone number, including area code)

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Item 5. Other Events

        See Articles of Amendment to the Fourth Restated Articles of Incorporation of Lufkin Industries, Inc. (the "Company"), Exhibit 3.1 and the Restated Bylaws of the Company, Exhibit 3.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)     Financial Statements and Business Acquired

                None.

        (b)     Pro Forma Financial Information

                None.

        (c)     Exhibits

        Exhibit No.                             Description
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           *3.1             Articles of Amendment to Fourth Restated Articles of
                            Incorporation of Lufkin Industries, Inc.

           *3.2             Restated Bylaws of Lufkin Industries, Inc.

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* Filed herewith.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LUFKIN INDUSTRIES, INC.

Date:  December 7, 1999

                                        By: /s/ Paul Perez
                                           -----------------------------
                                           Paul Perez
                                           Secretary


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                                 EXHIBIT INDEX


   Exhibit No.                          Description
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     *3.1               Articles of Amendment to Fourth Restated Articles of
                        Incorporation of Lufkin Industries, Inc.

     *3.2               Restated Bylaws of Lufkin Industries, Inc.

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